Exhibit 10.1

FIRST AMENDMENT TO SHARE EXCHANGE AGREEMENT

This First Amendment to Share Exchange Agreement (the “Amendment”) is made and entered into on this 25 day of November 2009 by and among Top Favour Limited, an international business company incorporated in the British Virgin Islands (“Top Favour”), and the majority shareholders of Top Favour (“Majority Top Favour Shareholders”) listed on the Signature Pages for Majority of Top Favour Shareholders that are attached hereto, on the one hand; and Ableauctions.com, Inc., a Florida corporation (“Ableauctions”), and the shareholders of Ableauctions listed on the signature page for Ableauctions Shareholders that is attached hereto (the “Ableauctions Shareholders”), on the other hand, all of whom are sometimes referred to individually as a “party” or collectively as the “parties”.

RECITALS

A.           On July 17, 2009, the parties executed a Share Exchange Agreement (“Exchange Agreement”) pursuant to which the Top Favour Shareholders would exchange their shares of Top Favour capital stock for newly-issued shares of Ableauctions.

B.           Section 8.1(b) of Article 8 of the Exchange Agreement states in pertinent part:

This Agreement may be terminated at any time prior to the Closing: . . . (b) by either Ableauctions or the Top Favour Shareholders if the Transaction shall not have been consummated for any reason by November 30, 2009;

C.           The parties will not be able to consummate the Transaction (as defined in the Exchange Agreement) by November 30, 2009 and wish to amend the Exchange Agreement to extend the date included at Section 8.1(b) of Article 8 of the Exchange Agreement to April 30, 2010.

D.           The parties also wish to amend Section 9.7 of Article 9 of the Exchange Agreement, which currently requires the approval of the holders of a majority of outstanding voting stock of Ableauctions to amend the Exchange Agreement.

NOW, THEREFORE, the parties hereto, in accordance with Section 9.7 of the Exchange Agreement and intending to be legally bound, agree as follows:

1.           Amendment to Section 8.1(b) of Article 8.  The first sentence of Section 8.1(b) of Article 8 of the Exchange Agreement is hereby amended by deleting the date “November 30, 2009” and inserting in its place the date “April 30, 2010”.

2.           Amendment to Section 9.7 of Article 9.  Section 9.7 of Article 9, which currently states:

Amendment. This Agreement may be amended, modified or supplemented only by an instrument in writing executed by Top Favour, Ableauctions, and holders of a majority of the equity interests of Top Favour and the holders of a majority of outstanding voting stock of Ableauctions; provided that, the consent of any Top Favour or Ableauctions shareholder that is a party to this Agreement shall be required if the amendment or modification would disproportionately affect such shareholder (other than by virtue of their ownership of Top Favour or Ableauctions shares, as applicable).

shall be deleted in its entirety and the following shall be inserted in its place:

Amendment. This Agreement may be amended, modified or supplemented only by an instrument in writing executed by Top Favour, Ableauctions, and holders of a majority of the equity interests of Top Favour and the Ableauctions Shareholders; provided that, the consent of any Top Favour or Ableauctions shareholder that is a party to this Agreement shall be required if the amendment or modification would disproportionately affect such shareholder (other than by virtue of their ownership of Top Favour or Ableauctions shares, as applicable).

3.           No Further Changes.  Except as expressly amended by this Amendment, all of the other terms and provisions of the Exchange Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

SIGNATURE PAGE OF ABLEAUCTIONS

ABLEAUCTIONS:

ABLEAUCTIONS.COM, INC.,
a Florida corporation

By: /s/ Abdul Ladha
Abdul Ladha
Chief Executive Officer and President

SIGNATURE PAGE OF ABLEAUCTIONS SHAREHOLDERS

ABLEAUCTIONS SHAREHOLDERS:

/s/ Abdul Ladha
ABDUL LADHA

/s/ Hanifa Ladha
HANIFA LADHA

SIGNATURE PAGE OF TOP FAVOUR

TOP FAVOUR:

TOP FAVOUR LIMITED

By:           /s/ Jianhua Lv
Jianhua Lv, Chairman

SIGNATURE PAGES OF MAJORITY OF TOP FAVOUR SHAREHOLDERS

TOP FAVOUR SHAREHOLDERS:

Print Name of Top Favour Shareholder: Honor Express Limited
Signature: /s/ Jianhua Lv (Please sign here)
Print name and title of Signing Person: (if signatory is a corporation, partnership or other similar entity) Name: Title:

SIGNATURE PAGES OF MAJORITY OF TOP FAVOUR SHAREHOLDERS

TOP FAVOUR SHAREHOLDERS:

Print Name of Top Favour Shareholder: Yang Liuchang
Signature: /s/ Yang Liuchang (Please sign here)
Print name and title of Signing Person: (if signatory is a corporation, partnership or other similar entity) Name: Title:

SIGNATURE PAGES OF MAJORITY OF TOP FAVOUR SHAREHOLDERS

TOP FAVOUR SHAREHOLDERS:

Print Name of Top Favour Shareholder: Li Ruiyun
Signature: /s/ Li Ruiyun (Please sign here)
Print name and title of Signing Person: (if signatory is a corporation, partnership or other similar entity) Name: Title:

SIGNATURE PAGES OF MAJORITY OF TOP FAVOUR SHAREHOLDERS

TOP FAVOUR SHAREHOLDERS:

Print Name of Top Favour Shareholder: Feng Shusen
Signature: /s/ Feng Shusen (Please sign here)
Print name and title of Signing Person: (if signatory is a corporation, partnership or other similar entity) Name: Title:

SIGNATURE PAGES OF MAJORITY OF TOP FAVOUR SHAREHOLDERS

TOP FAVOUR SHAREHOLDERS:

Print Name of Top Favour Shareholder: Chang Zhaozhen
Signature: /s/ Chang Zhaozhen (Please sign here)
Print name and title of Signing Person: (if signatory is a corporation, partnership or other similar entity) Name: Title:

SIGNATURE PAGES OF MAJORITY OF TOP FAVOUR SHAREHOLDERS

TOP FAVOUR SHAREHOLDERS:

Print Name of Top Favour Shareholder: Zhao Qun
Signature: /s/ Zhao Qun (Please sign here)
Print name and title of Signing Person: (if signatory is a corporation, partnership or other similar entity) Name: Title:

SIGNATURE PAGES OF MAJORITY OF TOP FAVOUR SHAREHOLDERS

TOP FAVOUR SHAREHOLDERS:

Print Name of Top Favour Shareholder: Wu Dongfang
Signature: /s/ Wu Dongfang (Please sign here)
Print name and title of Signing Person: (if signatory is a corporation, partnership or other similar entity) Name: Title:

SIGNATURE PAGES OF MAJORITY OF TOP FAVOUR SHAREHOLDERS

TOP FAVOUR SHAREHOLDERS:

Print Name of Top Favour Shareholder: Liu Yongchun
Signature: /s/ Liu Yongchun (Please sign here)
Print name and title of Signing Person: (if signatory is a corporation, partnership or other similar entity) Name: Title:

SIGNATURE PAGES OF MAJORITY OF TOP FAVOUR SHAREHOLDERS

TOP FAVOUR SHAREHOLDERS:

Print Name of Top Favour Shareholder: Liang Xiao
Signature: /s/ Liang Xiao (Please sign here)
Print name and title of Signing Person: (if signatory is a corporation, partnership or other similar entity) Name: Title:

SIGNATURE PAGES OF MAJORITY OF TOP FAVOUR SHAREHOLDERS

TOP FAVOUR SHAREHOLDERS:

Print Name of Top Favour Shareholder: Li Ping
Signature: /s/ Li Ping (Please sign here)
Print name and title of Signing Person: (if signatory is a corporation, partnership or other similar entity) Name: Title:

SIGNATURE PAGES OF MAJORITY OF TOP FAVOUR SHAREHOLDERS

TOP FAVOUR SHAREHOLDERS:

Print Name of Top Favour Shareholder: Wang Shuo
Signature: /s/ Wang Shuo (Please sign here)
Print name and title of Signing Person: (if signatory is a corporation, partnership or other similar entity) Name: Title:

SIGNATURE PAGES OF MAJORITY OF TOP FAVOUR SHAREHOLDERS

TOP FAVOUR SHAREHOLDERS:

Print Name of Top Favour Shareholder: Xu Binzhi
Signature: /s/ Xu Binzhi (Please sign here)
Print name and title of Signing Person: (if signatory is a corporation, partnership or other similar entity) Name: Title:

SIGNATURE PAGES OF MAJORITY OF TOP FAVOUR SHAREHOLDERS

TOP FAVOUR SHAREHOLDERS:

Print Name of Top Favour Shareholder: Wang Yeming
Signature: /s/ Yeming Wang (Please sign here)
Print name and title of Signing Person: (if signatory is a corporation, partnership or other similar entity) Name: Title:

SIGNATURE PAGES OF MAJORITY OF TOP FAVOUR SHAREHOLDERS

TOP FAVOUR SHAREHOLDERS:

Print Name of Top Favour Shareholder: Portswealth Holdings Ltd.
Signature: /s/ Linda Lee (Please sign here)
Print name and title of Signing Person: (if signatory is a corporation, partnership or other similar entity) Name: Title:

SIGNATURE PAGES OF MAJORITY OF TOP FAVOUR SHAREHOLDERS

TOP FAVOUR SHAREHOLDERS:

Print Name of Top Favour Shareholder: Cawston Enterprises Ltd.
Signature: /s/ (Illegible) (Please sign here)
Print name and title of Signing Person: (if signatory is a corporation, partnership or other similar entity) Name: Title:

SIGNATURE PAGES OF MAJORITY OF TOP FAVOUR SHAREHOLDERS

TOP FAVOUR SHAREHOLDERS:

Print Name of Top Favour Shareholder: Suzhou Capital Advisors, LLC d/b/a/ Morgan Cate Capital
Signature: /s/ Zhu Sidong (Please sign here)
Print name and title of Signing Person: (if signatory is a corporation, partnership or other similar entity) Name: Title:

SIGNATURE PAGES OF MAJORITY OF TOP FAVOUR SHAREHOLDERS

TOP FAVOUR SHAREHOLDERS:

Print Name of Top Favour Shareholder: Causeway Bay Capital, LLC
Signature: /s/ (Illegible) (Please sign here)
Print name and title of Signing Person: (if signatory is a corporation, partnership or other similar entity) Name: Title: